UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2008

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 22, 2008, CenterPoint Energy, Inc. (the “Company”) took various actions under certain benefit plans that are designed to ensure their compliance with Section 409A of the Internal Revenue Code (the “Code”). These actions were not intended to increase in any material respect any benefits due to employees covered under those plans. The specific actions taken are listed below.
Benefit Restoration Plan
     The Company adopted the CenterPoint Energy Benefit Restoration Plan, effective as of January 1, 2008 (the “BRP”), to replace the predecessor plan in effect as of December 31, 2007 (the “Prior BRP”). The Company also amended the Prior BRP and renamed it the CenterPoint Energy, Inc. 1991 Benefit Restoration Plan. The Prior BRP was frozen to new participation and benefit accruals as of December 31, 2007. Effective January 1, 2008, obligations with respect to benefits that were earned or vested under the Prior BRP after December 31, 2004, along with all associated earnings, were transferred to, and will be maintained under and paid from, the BRP. Accordingly, effective after December 31, 2007, only benefits that are exempt from Section 409A will be maintained under and paid from the Prior BRP, in accordance with the terms of the Prior BRP as in effect prior to 2005.
     The BRP generally provides participants with benefits that may not be provided under the tax-qualified CenterPoint Energy Retirement Plan because of the Code annual limits on benefits and compensation. Generally, benefits accrued under the BRP are paid in a lump sum cash payment following the employees’ separation from service; provided, however, that the benefit accruals for employees who were participating in the CenterPoint Energy Retirement Plan prior to 1999 will be paid in a lump sum or annuity depending upon the employees’ age and years of service as of the employees’ separation from service date. The BRP was adopted to comply with the requirements of Code Section 409A. Other than as necessary to comply with Section 409A, the benefits and terms of the BRP are substantially the same as the benefits and terms of the Prior BRP. The BRP is an “unfunded” plan for state and federal tax purposes.
Savings Restoration Plan
     The Company adopted the CenterPoint Energy Savings Restoration Plan, effective as of January 1, 2008 (the “SRP”), to replace the predecessor plan in effect as of December 31, 2007 (the “Prior SRP”). The Company also amended and restated the Prior SRP and renamed it the CenterPoint Energy, Inc. 1991 Savings Restoration Plan. The Prior SRP was frozen to new participation and benefit accruals as of December 31, 2007. Effective January 1, 2008, obligations with respect to benefits that were earned or vested under the Prior SRP after December 31, 2004, along with all associated earnings, were transferred to, and will be maintained under and paid from, the SRP. Accordingly, effective after December 31, 2007, only benefits that are exempt from Section 409A will be maintained under and paid from the Prior SRP, in accordance with the terms of the Prior SRP as in effect prior to 2005.
     Under the SRP, a select group of management or highly-compensated employees of the Company receive a benefit based on the employer matching contributions that would otherwise be credited to such employees’ accounts under the CenterPoint Energy Savings Plan, but for application of the annual tax-qualified plan compensation limit under the Code. Benefits accrued under the SRP are paid in a lump sum cash payment following the employees’ separation from service. The SRP was adopted to comply with the requirements of Code Section 409A. Other than as necessary to comply with Section 409A, the benefits and terms of the SRP are substantially the same as the benefits and terms of the Prior SRP. The SRP is an “unfunded” plan for state and federal tax purposes.
     The foregoing descriptions of the BRP, the SRP and the amendments to the Prior BRP and the Prior SRP do not purport to be complete and are qualified in their entirety by reference to such plans and amendments, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.
     On December 18, 2008, the Company issued a press release announcing that CenterPoint Energy Houston Electric, LLC (“CEHE”), a wholly owned subsidiary of the Company, received approval from the Public Utility Commission of Texas (“Texas Utility Commission”), to deploy an advanced metering system (“AMS”) across its service territory over the next five years.
     The Press Release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the Press Release will not be incorporated by reference into any registration statement filed by the Company or CEHE under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the Press Release is not intended to, and does not, constitute a determination or admission by the Company or CEHE that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company, CEHE or any of their affiliates.
Item 8.01 Other Events.
     On December 18, 2008, CEHE received approval from the Texas Utility Commission to deploy an AMS across its service territory over the next five years. The Company plans to begin installing meters in March 2009.
     The Company will recover the cost for the interactive meters through a monthly surcharge to all retail electric providers over 12 years. The surcharge for each residential consumer for the first 24 months, beginning in February 2009, will be $3.24 per month; thereafter, the surcharge is scheduled to be reduced to $3.05 per month. These amounts are subject to upward or downward adjustment in future proceedings to reflect actual costs incurred and to address required changes in scope. The Company projects capital expenditures of approximately $640 million for the installation of the interactive meters and corresponding communication and data management systems over the five-year deployment period.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
     This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding the anticipated timing of installation of meters, projected capital expenditures and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of the Texas Utility Commission approval process, the timing and impact of future regulatory and legislative decisions, general market conditions and other factors discussed in the Company’s and CEHE’s Form 10-Ks for the period ended December 31, 2007, Form 10-Qs for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008 and other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
     The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.
(d)	Exhibits.

10.1	CenterPoint Energy Benefit Restoration Plan dated December 22, 2008 (effective as of January 1, 2008)

10.2	Third Amendment dated December 22, 2008 (effective as of January 1, 2008) to the Amended and Restated CenterPoint Energy, Inc. Benefit Restoration Plan (effective as of July 1, 1991)

10.3	CenterPoint Energy Savings Restoration Plan dated December 22, 2008 (effective as of January 1, 2008)

10.4	Amended and Restated CenterPoint Energy, Inc. 1991 Savings Restoration Plan dated December 22, 2008 (effective as of January 1, 2008)

99.1	Press Release issued December 18, 2008 regarding CenterPoint Energy Houston Electric, LLC’s approval from the Public Utility Commission of Texas to deploy an advanced metering system

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: December 29, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: December 29, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

10.1	CenterPoint Energy Benefit Restoration Plan dated December 22, 2008 (effective as of January 1, 2008)

10.2	Third Amendment dated December 22, 2008 (effective as of January 1, 2008) to the Amended and Restated CenterPoint Energy, Inc. Benefit Restoration Plan (effective as of July 1, 1991)

10.3	CenterPoint Energy Savings Restoration Plan dated December 22, 2008 (effective as of January 1, 2008)

10.4	Amended and Restated CenterPoint Energy, Inc. 1991 Savings Restoration Plan dated December 22, 2008 (effective as of January 1, 2008)

99.1	Press Release issued December 18, 2008 regarding CenterPoint Energy Houston Electric, LLC’s approval from the Public Utility Commission of Texas to deploy an advanced metering system